Exhibit 10.36

AMENDMENT TO
QUESTCOR PHARMACEUTICALS, INC.
8% DEBENTURE

     This Amendment (the “Amendment”) to the 8% Convertible Debenture (the “Debenture”) dated March 15, 2002 issued by Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), in favor of Defiante Farmaceutica L.D.A. (the “Holder”) is made and entered into as of March 8, 2005. The Company and Holder desire to amend the Debenture to extend the Maturity Date thereunder.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree to amend the Debenture as follows:

     1. Capitalized terms not otherwise defined herein will have the meanings set forth in the Debenture.

     2. The parties hereby agree that the Maturity Date of the Debenture is extended until April 15, 2005.

     3. This Amendment shall be effective as of the date hereof. The Debenture, as amended by this Amendment, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

QUESTCOR PHARMACEUTICALS, INC.

/s/ JAMES FARES

By:	Mr. James Fares
Title:	President & CEO

DEFIANTE	FARMACEUTICA L.D.A.

/s/ PEDRO QUINTAS

By:	Mr. Pedro Quintas
Title:	Director